Property and equipment, net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property and equipment, net

Note 7 – Property and equipment, net

Property and equipment consist of the following:

	December 31, 2021	December 31, 2020

Electronic devices	$86,371	$161,571
Office equipment, fixtures and furniture	237,217	83,380
Automobile	60,352	58,943
Computer and network equipment	403,410	369,654
Leasehold improvement	418,261	346,478
Construction in progress*	—	1,971,568
Subtotal	1,205,611	2,991,594
Less: accumulated depreciation and amortization	(951,020)	(798,405)
Total	$254,591	$2,193,189

Depreciation expense for the years ended December 31, 2021, 2020 and 2019, amounted to $96,212, $84,249 and $119,461, respectively. In 2019, the Company disposed of $28,142 of electronic equipment with accumulated depreciation of $27,298 for gross proceeds of $539 resulting in a loss on disposal of equipment of $305.

Construction-in-progress consists of the Guiyang Longdongbao Project (the cloud computing facility in Guiyang) and the Company completed the initial stage of the project, which included demolition, underground structure and design. The Company is currently in negotiation with various contractors for the construction of the facility and was in the progress of obtaining various government permits for the start of construction. Due to further delays of the project related to local governments’ limitation of economic activities in response to the resurgence of COVID-19 variants, the Company recorded impairment loss of $2.0 million of its construction in progress for the year ended December 31, 2021.